THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS.

                               COST-U-LESS, INC.

                         COMMON STOCK PURCHASE WARRANT


                                    RECITALS

     A. On March 8, 1991, Michael J. Rose and Kendrick Chamberlin were each granted a warrant to purchase 10,000 shares of the Cost-U-Less, Inc., a Washington Corporation (the "Company") Common Stock, par value $0.001 per share, at an exercise price of $3.50 per share by the Board of Directors.

     B. On January 1, 1992, pursuant to an Asset Exchange Agreement between Michael J. Rose and Kendrick Chamberlin, Michael J. Rose acquired the warrant held by Kendrick Chamberlin for good and valuable consideration.

     C. On January 26, 1994, the Company effected a 5-for-1 stock split, the result of which is that Michael J. Rose now holds a warrant to purchase 100,000 shares of the Company's Common Stock at an exercise price of $0.70 per share.

     D. The Company expects to effect a 3.38773-for-1 reverse stock split, the result of which will be that Michael J. Rose will hold a warrant to purchase 29,518 shares at an exercise price of $2.37 per share.

     E. The Company wishes to evidence the warrant in writing for certainty of the parties.

                                   AGREEMENT

     This certifies that for an agreed upon value of $1.00 and other good and valuable consideration, Michael J. Rose, or his registered assigns (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof (subject to the provisions of Sections 1 and 2) to acquire from the Company, in whole or from time to time in part, up to a maximum of 29,518 fully paid and nonassessable shares of the Company's Common Stock, ("Warrant Stock") at a purchase price per share (the "Exercise Price") of $2.37 per share. Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Warrant Stock" and "Exercise Price" herein shall be deemed to include any such adjustment.

1.  EXERCISE OF WARRANT

     Subject to the termination provisions of Section 10 hereof, the purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the office of the Company at 12410 S.E. 32nd Street, Bellevue, Washington 98005 (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock so purchased.

2.   CONVERSION RIGHT

     In lieu of exercising this Warrant as specified in Section 1, the Holder may from time to time convert this Warrant, in whole or in part, into a number of shares of Warrant Stock determined by dividing (a) the aggregate fair market value of the Warrant Stock or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Exercise Price of such shares by (b) the fair market value of one share of Warrant Stock. If the Warrant Stock is traded in a public market, the fair market value of the Warrant Stock shall be the closing price of the Warrant Stock reported for the business day immediately before the Holder exercises its rights pursuant to this Section. If the Warrant Stock is not traded in a public market, the Board of Directors of the Company shall determine fair market value based upon the purchase price of the Warrant Stock in the most recent arm's length transaction prior to the exercise of this Warrant.

3.   SECURITIES ACT COMPLIANCE

     As a condition of its delivery of the certificates for the Warrant Stock, the Company may require the registered holder hereof (or the transferee, if any, of the Warrant Stock in whose name the shares of Warrant Stock are to be registered) to deliver to the Company, in writing, representations regarding the purchaser's sophistication, investment intent, acquisition for its own account and such other matters as are reasonable and customary for purchasers of securities in an unregistered private offering and the Company may place conspicuously upon each certificate representing shares of Warrant Stock a legend substantially in the following form, the terms of which are agreed to by the registered holder hereof (including any transferee of this Warrant or the Warrant Stock):

       THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE OR FOREIGN SECURITIES LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS
       (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (II) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR
       (III) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

4.  ISSUANCE OF SHARES; NO FRACTIONAL SHARES OR SCRIP

     Certificates for shares purchased hereunder shall be delivered to the holder hereof within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. The Company agrees that the shares so issued shall be, and be deemed to be, issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash or check to the holder of this Warrant.

5.  CHARGES, TAXES AND EXPENSES

     Issuance of certificates for shares of Warrant Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Warrant Stock
--------  -------
are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof.

6.   NO RIGHTS AS SHAREHOLDER

     This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

7.  Exchange and Registry of Warrant

     This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms and subject to compliance with applicable laws, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

8.  LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) upon receipt of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

9.  SATURDAYS, SUNDAYS AND HOLIDAYS

     If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a legal holiday.

10.  MERGER, SALE OF ASSETS, INITIAL PUBLIC OFFERING, ETC.

     If at any time the Company proposes to merge or consolidate with or into any other corporation, effect any reorganization, or sell or convey all or substantially all of its assets to any other entity, in a transaction in which the shareholders of the Company immediately before the transaction will own immediately after the transaction less than a majority of the outstanding voting securities of the entity (or its parent) succeeding to the business of the Company (each such transaction, a "corporate transaction"), then the Company shall give the holder of this Warrant 20 days' prior written notice of the proposed effective date of such corporate transaction. If this Warrant has not been exercised by or on the effective date of such corporate transaction, it shall terminate.

11.  RECLASSIFICATION, CONVERSION, ETC.

     If the Company at any time shall, by reclassification of securities or otherwise, change the Warrant Stock into the same or a different number of securities of any class or classes, this Warrant shall thereafter entitle the holder to acquire such number and kind of securities as would have been issuable in respect of the Warrant Stock (or other securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change) as a result of such change if this Warrant had been exercised in full for cash immediately prior to such change. The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change. If the Warrant Stock or other securities issuable upon exercise hereof are subdivided or combined into a greater or smaller number of shares of such security, the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately decreased or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event. The Company shall give the holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

12.  REPRESENTATIONS AND WARRANTIES

     The Company hereby represents, warrants and covenants to the holder hereof that:

          (a) during the period this Warrant is outstanding, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise of this Warrant;

          (b) the issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue, or cause to be issued, the necessary certificates for the shares of Warrant Stock issuable upon exercise of this Warrant;

          (c) the Company has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder and perform its obligations under the terms of this Warrant; and

          (d) the Warrant Stock, when issued in compliance with the provisions of this Warrant and the Company's Articles of Incorporation and Bylaws, will be validly issued, fully paid and nonassessable, and free of any liens or encumbrances (other than liens or encumbrances created by or imposed upon the holder of the Warrant Stock), and will be issued in compliance with all applicable federal and state securities laws.

13.  COOPERATION

     The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such reasonable action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against material impairment.

14.  GOVERNING LAW

     This Warrant shall be governed by and construed in accordance with the laws of the state of Washington.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.


                              COST-U-LESS, INC.


                              By ___________________________________________
                              Title Vice President - Chief Financial Officer

ACCEPTED:


_________________________________
            Michael J. Rose

                               NOTICE OF EXERCISE

To:  Cost-U-Less, Inc.

     (1) The undersigned hereby elects to purchase __________ shares of Common Stock, par value $0.001 per share, of Cost-U-Less, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                        ________________________________
                                     (Name)


                        ________________________________
                                   (Address)

     (3) The undersigned represents that the aforesaid shares of [Company Securities] are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

_______________________________         ______________________________________
           (Date)                                     (Signature)

                                ASSIGNMENT FORM

    (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)


     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________________________________________
                                 (Please Print)

whose address is ______________________________________________________________
                                 (Please Print)

                    Dated: ____________________________________________________

                    Holder's Signature: _______________________________________

                    Holder's Address: _________________________________________

                    ___________________________________________________________

Guaranteed Signature: _________________________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.